Exhibit 10.1

FORTRESS TRANSPORTATION AND INFRASTRUCTURE INVESTORS LLC
NONQUALIFIED STOCK OPTION AND INCENTIVE AWARD PLAN

SHARE OPTION AGREEMENT

This SHARE OPTION AGREEMENT (this “Agreement”), by and between FORTRESS TRANSPORTATION AND INFRASTRUCTURE INVESTORS LLC, a Delaware limited liability company (the “Company”), and                   , a                    (the “Optionee”), is effective as of                   , 20__.

Pursuant to the Fortress Transportation And Infrastructure Investors LLC Nonqualified Stock Option and Incentive Award Plan (as amended from time to time, the “Plan”), the Optionee is hereby granted, on the terms and conditions set forth herein (and subject to the terms and provisions of the Plan), an option (an “Option”) to purchase the Company’s common shares, representing limited liability company interests, par value $0.01 per share (the “Common Shares”).  It is intended that the Option shall not constitute an “incentive stock option” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.  Any capitalized terms not defined herein shall have the meaning set forth in the Plan.

TERMS AND CONDITIONS OF THE OPTION

1.          NUMBER OF SHARES AND OPTION PRICE.  The Option entitles the Optionee to purchase           Common Shares (the “Option Shares”) at a per share exercise price of $          (the “Option Price”), subject to adjustment as set forth in the Plan.

2.          TERM OF OPTION.  This Agreement and the terms of the Option hereunder shall commence on the date hereof (the “Date of Grant”) and, unless previously terminated pursuant to this Agreement, the Option shall terminate upon the expiration of ten (10) years from the Date of Grant.  Upon the termination of the Option, all rights of the Optionee hereunder with respect to the Option shall cease.

3.          CONDITIONS OF EXERCISE.  Subject to the provisions of the Plan and this Agreement, the Option shall be fully vested at all times and shall become exercisable as to 1/30th of the Option Shares on the first calendar day of each of the thirty (30) months following the Date of Grant.

4.          EXERCISE OF OPTION.  The Option shall be exercised in full or in part in the following manner: the Optionee (or any subsequent party or parties having the right to exercise the Option), shall deliver to the Company written notice specifying the number of Option Shares to be purchased, together with payment of the aggregate Option Price of the Option Shares with respect to which the Option is being exercised by means of one of the following payment methods: (a) payment of cash in an amount equal to the aggregate Option Price, (b) delivery to the Company of a number of Common Shares having a Fair Market Value on the date of surrender equal to the aggregate Option Price, (c) payment or delivery of any combination of cash or Common Shares, the sum of which equals the aggregate Option Price or (d) by electing to have the Company withhold from the delivery of the Option Shares otherwise issuable in connection with the exercise of the Option the number of Option Shares having a Fair Market Value on the date of exercise equal to the aggregate Option Price.  The Option Shares purchased shall thereupon be promptly delivered.  In addition, the Optionee (or such other party) shall be entitled to exercise the Option in any other manner permitted under the Plan and approved by the Committee.  The Optionee will not be deemed to be a holder of any Option Shares until the first date such Option Shares are (i) duly issued to it in accordance with the Amended and Restated Limited Liability Company Agreement of the Company, as amended, and (ii) paid for in full.

5.          DISPOSITION OF OPTION SHARES.  Subject to the terms of this Agreement and the Plan, the Option and the Common Shares acquired in connection with the exercise of the Option shall be freely transferable by the Optionee, to the extent not prohibited by applicable laws.

6.          CHANGE IN CONTROL AND TERMINATION PROVISIONS.  Notwithstanding anything herein to the contrary, the Option shall become immediately and fully vested and exercisable upon (i) a Change in Control in accordance with the provisions of the Plan or (ii) a termination of the Optionee’s services to the Company for any reason.  Any Tandem Awards shall be governed by the terms and conditions of their applicable award agreements.  For purposes of this award, a Change in Control shall be deemed to have occurred upon the occurrence of one or more of the events set forth in the Plan.

7.          NOTICES.  Any notice required or permitted under this Agreement shall be deemed given when delivered personally, or when deposited in a United States Post Office, postage prepaid, addressed, as appropriate, to the Optionee at:                   ,                   , Attention:                   , or such other address as the Optionee may designate in writing to the Company, or to the Company at: 1345 Avenue of the Americas, 45th Floor, New York, New York 10105, Attention: Cameron D. MacDougall (or his designee), at the Company’s address or such other address as the Company may designate in writing to the Optionee.

8.          FAILURE TO ENFORCE NOT A WAIVER.  The failure of the Company to enforce at any time any provision of this Agreement shall in no way be construed to be a waiver of such provision or of any other provision hereof.

9.          GOVERNING LAW.  This Agreement shall be governed by and construed according to the laws of the State of Delaware without regard to its principles of conflict of laws.

10.          INCORPORATION OF PLAN.  The Plan is hereby incorporated by reference and made a part hereof, and the Option and this Agreement are subject to all of the terms and conditions of the Plan.

11.          AMENDMENTS.  This Agreement may be amended or modified at any time by an instrument in writing signed by the parties hereto.
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12.          RIGHTS AS A SHAREHOLDER.  Neither the Optionee nor any successor in interest shall have rights as a shareholder of the Company with respect to any of the Option Shares until the first date such Option Shares are (i) duly issued to the Optionee or successor in interest, as applicable, in accordance with the Amended and Restated Limited Liability Company Agreement of the Company, as amended, and (ii) paid for in full.

13.          AGREEMENT NOT A CONTRACT OF EMPLOYMENT.  Neither the Plan, the granting of any Option, this Agreement nor any other action taken pursuant to the Plan shall constitute or be evidence of any agreement or understanding, express or implied, that the Optionee has a right to continue its service to the Company for any period of time at any specific rate of compensation.

14.          AUTHORITY OF THE COMMITTEE.  The Committee shall have full authority to interpret and construe the terms of the Plan and this Agreement.  The determination of the Committee as to any such matter of interpretation or construction shall be final, binding and conclusive.

[Signatures on Following Page]
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IN WITNESS WHEREOF, the parties have executed this Agreement effective as of
__________, 20__.

FORTRESS TRANSPORTATION AND INFRASTRUCTURE INVESTORS LLC

Name:
Title:

The undersigned hereby accepts and agrees to all the terms and provisions of the foregoing Agreement and to all the terms and provisions of the Plan herein incorporated by reference.

Name:
Title:

[Signature Page to Fortress Transportation And Infrastructure Investors LLC Share Option Agreement]

NOTICE OF EXERCISE

_______________, 20__

Fortress Transportation And Infrastructure Investors LLC
1345 Avenue of the Americas, 45th Floor
New York, New York 10105
Attention: [NAME]

Gentlemen:

                   (the “Optionee”) was granted an Option by Fortress Transportation And Infrastructure Investors LLC (the “Company”) under the Fortress Transportation And Infrastructure Investors LLC Nonqualified Stock Option and Incentive Award Plan (the “Plan”) and a Share Option Agreement, between the Optionee and the Company, effective as of           , 20__ (the “Agreement”).  This letter is to notify you that the Optionee wishes to purchase Option Shares under the Agreement as set forth below.  Any capitalized terms not defined herein shall have the meaning set forth in the Agreement.

EXERCISE OF OPTION

1.          The Optionee wishes to purchase Option Shares at the exercise price of $______ per share for a total cost of $_________ (the “Aggregate Option Price”), which Option is not encumbered to a Tandem Award.  The Optionee warrants and represents that such Option Shares are not encumbered to a Tandem Award.

2.          The Optionee is paying for these Option Shares as follows:

______  By enclosing cash and/or a certified or cashier’s check payable to the Company in the amount of the Aggregate Option Price.

______  By enclosing instruments of transfer satisfactory to the Company and the transfer agent for the Common Shares in respect of a number of Common Shares with a Fair Market Value on the date of surrender equal to the Aggregate Option Price.

______  By enclosing (i) cash and/or a certified or cashier’s check payable to the Company in the amount of $___________________ (the “Cash Consideration”) and (ii) instruments of transfer satisfactory to the Company and the transfer agent for the Common Shares in respect of a number of Common Shares with a Fair Market Value on the date of surrender equal to the difference between (x) the Aggregate Option Price and (y) the Cash Consideration.

______  By electing to have the Company withhold a number of Common Shares from the delivery of the Option Shares otherwise issuable in connection with the exercise of the Option with a Fair Market Value as of the date of exercise equal to the Aggregate Option Price.

_____

3.          In exercising its Option, the Optionee hereby warrants and represents to the Company that the Optionee acknowledges that the Company has no obligation to issue a certificate evidencing any Option Shares purchasable by the Optionee until the Aggregate Option Price is fully paid as set forth in the Agreement.

Very truly yours,

Name:
Title:

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